UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 31, 2018

FLUIDIGM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34180	77-0513190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 Shoreline Court, Suite 100

South San Francisco, California 94080

(Address of principal executive offices, including zip code)

(650) 266-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

We held our 2018 annual meeting of stockholders on May 31, 2018. Of the 38,912,978 shares of our common stock outstanding as the record date of April 5, 2018, 35,711,530 shares were represented at the Annual Meeting, either in person or by proxy, constituting approximately 91.77% of the outstanding shares of common stock. The matters voted on at the Annual Meeting and the voting results with respect to each such matter are set forth below:

1. Election of Class II Directors. The following nominees were elected to serve as Class II directors, to hold office until our 2021 annual meeting of stockholders or until their respective successor has been duly elected and qualified or their earlier resignation or removal:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Gerhard F. Burbach	30,255,954	1,042,445	4,413,131
Carlos Paya	29,374,306	1,924,093	4,413,131

2. Advisory Vote on Approval of Executive Compensation. On an advisory basis, the compensation of our named executive officers for the year ended December 31, 2017, as disclosed in our 2018 Proxy, was approved by our stockholders:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,370,953	15,887,229	40,217	4,413,131

3. Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 was ratified based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
35,685,008	25,145	1,377	N/A

Item 7.01 Regulation FD Disclosure.

Company Statement Regarding Advisory Vote on Executive Compensation

We acknowledge that a majority of our stockholders voted on an advisory (non-binding) basis against the 2017 compensation of our named executive officers as disclosed in our 2018 proxy statement. We believe the compensation of our named executive officers is aligned with our performance as a company. We remain focused on value creation for our stockholders, and will continue to take steps to further align our executive compensation with company performance, including through ongoing, active engagement with our stockholders.

The compensation of our named executive officers includes, and has historically included, stock option grants that, by their nature, generate value for recipients based only on stock price appreciation over time. In addition, the following are examples of some recent steps we have taken since the compensation period discussed in our proxy statement:

•	Instituted Stock Ownership Guidelines that require non-employee directors and senior executives to own stock to ensure alignment with our stockholders.

•	Granted performance-based restricted stock units (“PRSUs”) that account for 25% of the target value of the awards granted in 2018. These PRSU awards are earned only upon the achievement of pre-established performance criteria set by the Compensation Committee, which directly relate to our financial success.

We intend to continue exploring ways of enhancing our performance-based compensation programs, and to provide additional details on these and other considerations in our 2019 proxy statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUIDIGM CORPORATION

Date: June 1, 2018	By:	/s/ Nicholas Khadder
Nicholas Khadder
Senior Vice President, General Counsel, and Secretary